UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

ECOMINAS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-30839	N/A
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Calle 2, Edificio UNO,

Las Mercedes, Oficina 2B,

Caracas, Venezuela

(Address of principal executive offices, including zip code.)

+1 416-825-9367

(Telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Ecominas Corp.

Form 8-K

Current Report

Item 3.02 Unregistered Sales of Equity Securities.

On July 21, 2026, the Board of Directors of Ecominas Corp. (the “Company”), acting at a special meeting at which all members of the Board were present, approved and ratified the issuance of an aggregate of 48,000,000 restricted shares of the Company’s common stock, par value $0.0001 per share, to the Company’s two executive officers and directors as compensation pursuant to separate Executive Employment Agreements effective July 17, 2026.

The Company authorized the issuance of:

•	36,000,000 restricted shares of common stock to Ricardo Enrique Silva Canelon, the Company’s Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, and Chairman of the Board of Directors; and
•	12,000,000 restricted shares of common stock to Andrew Gaudet, the Company’s Chief Operating Officer and a member of the Board of Directors.

The shares constitute equity compensation for services to be performed during the 12-month period commencing July 17, 2026 and ending July 16, 2027. No cash consideration was received by the Company in connection with the issuances.

The shares became fully earned, vested, and issuable upon execution and delivery of the applicable employment agreement and approval of the applicable agreement and issuance by the Board of Directors. The Company has instructed its transfer agent to issue the shares in book-entry form as soon as reasonably practicable following receipt of any documents required by the Company or its transfer agent.

The shares were offered and authorized for issuance in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. Each recipient is an executive officer and director of the Company, had access to information concerning the Company and its business, and acquired the right to receive the shares for investment purposes and not with a present view toward an unlawful distribution. Upon issuance, the recipients will receive restricted securities bearing an appropriate restrictive legend or book-entry notation. No underwriter, placement agent, or broker-dealer participated in the transaction, and no underwriting discounts or commissions were paid.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Employment Agreement with Ricardo Enrique Silva Canelon

Effective July 17, 2026, the Company entered into an Executive Employment Agreement with Ricardo Enrique Silva Canelon, who serves as the Company’s Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, and Chairman of the Board of Directors. The agreement has a 12-month term commencing July 17, 2026 and ending July 16, 2027, unless earlier terminated in accordance with its terms. Mr. Canelon will not receive a cash salary under the agreement. In lieu of cash compensation for the term, Mr. Canelon is entitled to receive an aggregate of 36,000,000 restricted shares of the Company’s common stock. The shares are fully earned, vested, and issuable upon execution and delivery of the agreement and approval of the agreement and issuance by the Board of Directors. Termination of Mr. Canelon’s employment before expiration of the term will not result in forfeiture, cancellation, repayment, or return of the shares, except in the case of fraud, willful misconduct, breach of fiduciary duty, or another circumstance expressly requiring forfeiture under applicable law or a separate written agreement.

Either the Company or Mr. Canelon may terminate his employment at any time, with or without cause, upon written notice to the other party. Mr. Canelon is not entitled to severance or additional cash or equity compensation solely as a result of termination. Mr. Canelon may also be reimbursed for reasonable and necessary business expenses incurred in performing services for the Company, subject to the terms of the agreement.

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Executive Employment Agreement with Andrew Gaudet

Effective July 17, 2026, the Company entered into an Executive Employment Agreement with Andrew Gaudet, who serves as the Company’s Chief Operating Officer and as a member of the Board of Directors. The agreement has a 12-month term commencing July 17, 2026 and ending July 16, 2027, unless earlier terminated in accordance with its terms. Mr. Gaudet will not receive a cash salary under the agreement. In lieu of cash compensation for the term, Mr. Gaudet is entitled to receive an aggregate of 12,000,000 restricted shares of the Company’s common stock.

The shares are fully earned, vested, and issuable upon execution and delivery of the agreement and approval of the agreement and issuance by the Board of Directors. Termination of Mr. Gaudet’s employment before expiration of the term will not result in forfeiture, cancellation, repayment, or return of the shares, except in the case of fraud, willful misconduct, breach of fiduciary duty, or another circumstance expressly requiring forfeiture under applicable law or a separate written agreement.

Either the Company or Mr. Gaudet may terminate his employment at any time, with or without cause, upon written notice to the other party. Mr. Gaudet is not entitled to severance or additional cash or equity compensation solely as a result of termination. Mr. Gaudet may also be reimbursed for reasonable and necessary business expenses incurred in performing services for the Company, subject to the terms of the agreement.

The foregoing descriptions of the Executive Employment Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Executive Employment Agreement, effective July 17, 2026, between Ecominas Corp. and Ricardo Enrique Silva Canelon.
10.2	Executive Employment Agreement, effective July 17, 2026, between Ecominas Corp. and Andrew Gaudet.
104	Cover Page Interactive Data File, embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ECOMINAS CORP.

Date: July 21, 2026	By:	/s/ Ricardo Enrique Silva Canelon
Ricardo Enrique Silva Canelon
Chief Executive Officer

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